Exhibit 99.2

Third Quarter Fiscal Year 2026 Earnings Call March 24, 2026

Note : All results and expectations in the presentation reflect continuing operations unless otherwise noted . This presentation contain s certain statements relating to future results, which are forward - looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995 , which reflect management’s expectations about future conditions , including, but not limited to, our fourth quarter and full year FY 2026 guidance, continued demand in the commercial and government aviation markets, anticipated activities and benefits under extended, expanded and new services, supply and distribution agreements, contributions from our acquisitions, production efficiencies in our hangars and progress on hangar expansions, continued sales growth, margin expansion, debt management, capital allocation and expenses . These forward - looking statements are based on the beliefs of Company management, as well as assumptions and estimates based on information available to the Company as of the dates such assumptions and estimates are made, and are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or those anticipated, depending on a variety of factors, including : ( i ) factors that adversely affect the commercial aviation industry ; (ii) adverse events and negative publicity in the aviation industry ; (iii) a reduction in sales to the U . S . government and its contractors ; (iv) cost overruns and losses on fixed - price contracts ; (v) nonperformance by subcontractors or suppliers ; (vi) our ability to manage our operational footprint ; (vii) a reduction in outsourcing of maintenance activity by airlines ; (viii) a shortage of skilled personnel or work stoppages ; (ix) competition from other companies ; (x) financial, operational and legal risks arising as a result of operating internationally ; (xi) inability to integrate acquisitions effectively and execute operational and financial plans related to the acquisitions ; (xii) failure to realize the anticipated benefits of acquisitions ; (xiii) circumstances associated with divestitures ; (xiv) inability to recover costs due to fluctuations in market values for aviation products and equipment ; (xv) cyber or other security threats or disruptions ; (xvi) a need to make significant capital expenditures to keep pace with technological developments in our industry ; (xvii) restrictions on use of intellectual property and tooling important to our business ; (xviii) inability to fully execute our stock repurchase program and return capital to stockholders ; (xix) limitations on our ability to access the debt and equity capital markets or to draw down funds under loan agreements ; (xx) our ability to manage our debt ; (xxi) non - compliance with restrictive and financial covenants contained in our debt and loan agreements ; (xxii) changes in or non - compliance with laws and regulations related to federal contractors, the aviation industry, international operations, safety, and environmental matters, and the costs of complying with such laws and regulations ; and (xxiii) exposure to product liability and property claims that may be in excess of our liability insurance coverage . Should one or more of those risks or uncertainties materialize adversely, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described . For a discussion of these and other risks and uncertainties, refer to our Annual Report on Form 10 - K, Part I, “Item 1 A, Risk Factors” and our other filings filed from time to time with the U . S . Securities and Exchange Commission . These events and uncertainties are difficult or impossible to predict accurately and many are beyond our control . The risks described in these reports are not the only risks we face, as additional risks and uncertainties are not currently known or foreseeable or impossible to predict accurately or risks that are beyond our control or deemed immaterial may materially adversely affect our business, financial condition or results of operations in future periods . We assume no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events , except as required by law . Non - GAAP Financial Measures : This presentation includes certain non - GAAP financial measures . Please refer to the Appendix for additional information on these non - GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures . Unless otherwise noted, the statements made and the information provided in this presentation are as of March 24 , 2026 . Forward - looking Statements © 2026 AAR CORP. All rights reserved worldwide 2

Q3 Key Messages © 2026 AAR CORP. All rights reserved worldwide 3 1 More focused business model is delivering stronger, more durable results in commercial and government end markets 2 Total sales +25%, adj. operating income +31%, adj. EBITDA +26%, and adj. EPS +26% year - over - year in Q3 3 Continuing to execute across key initiatives advancing our strategic priorities 4 Maintaining a strong balance sheet and disciplined approach to capital allocation, supported by Q3 cash flow performance

Q3 Highlights

Optimized Portfolio Driving Growth and Profitability

Q3 RESULTS

+25%
Adjusted Sales growth

+26%
Adjusted EBITDA growth

+26%
Adjusted EPS growth

As compared to Q3 FY2025

Parts Supply	• New parts Distribution +36% organic revenue growth • New parts Distribution to government customers +55% • ADI outpacing expectations, reporting accretive adj. operating margins in the quarter
Repair & Engineering	• Completed OKC hangar capacity expansion; began aircraft inductions in early March • New wins for Component MRO work with key U.S. carriers • HAECO Americas integration progressing ahead of schedule; announced A-R-T acquisition on track, expected closing Q4 FY26
Integrated Solutions	• Trax signed multi-year contract extension with Air Atlanta Icelandic • Trax - Delta implementation continuing to ramp
Expeditionary Services	• Recently awarded new multi-year contracts with U.S. Air Force to repair and build new pallets worth up to $450M

AAR

See Appendix for reconciliation of Non-GAAP financial measures.

© 2026 AAR CORP. All rights reserved worldwide

4

AAR Results © 2026 AAR CORP. All rights reserved worldwide 5 Consolidated Sales: 73% commercial; 27% government / defense. See Appendix for reconciliation of Non - GAAP financial measures. $0.99 $1.25 Q3 FY25 Q3 FY26 Adj. EPS $674.2 $845.1 Q3 FY25 Q3 FY26 Adj. Sales (M) $65.6 $86.2 Q3 FY25 Q3 FY26 Adj. Op. Income (M) & Margin (%) $81.2 $102.1 Q3 FY25 Q3 FY26 Adj. EBITDA (M) & Margin (%) +25% +26% +31% +26% 12.0% 12.1% 9.7% 10.2% +10bps +50bps Q3 Sales and Profitability

$34.3 $53.6 Q3 FY25 Q3 FY26 Q3 Sales and Profitability Parts Supply See Appendix for reconciliation of Non - GAAP financial measures. Sales (M) Adj. EBITDA (M) & Margin (%) Commercial Government / Defense $36.8 $58.5 Q3 FY25 Q3 FY26 • Above - market sales growth in new parts Distribution • +36% new parts Distribution organic growth • +55% organic growth in new parts Distribution sales to government customers • Expanded margins driven by volume growth and mix shift toward higher margin activities Adj. Op. Income (M) & Margin (%) © 2026 AAR CORP. All rights reserved worldwide 6 +45% +59% 13.6% 14.9% +56% 12.7% 13.7% +130bps +100bps $270.7 $392.5 Q3 FY25 Q3 FY26

Repair & Engineering

Q3 Sales and Profitability


Sales (M)
+23%
$215.9
$265.3
Q3 FY25
Q3 FY26
Adj. EBITDA (M) & Margin (%)
+5%
$27.9
$29.3
12.9%
11.0%
(190bps)
Q3 FY25
Q3 FY26
Adj. Op. Income (M) & Margin (%)
+7%
$23.9
$25.6
11.1%
9.6%
(150bps)
Q3 FY25
Q3 FY26
Commercial
Government / Defense

- Strategic Component MRO wins with major U.S. and international carriers
- Completed expansion and began aircraft inductions at OKC hangar; MIA progressing on plan
- HAECO dilutive to segment adj. margins in near-term as expected, with integration plan ahead of schedule

AAR

See Appendix for reconciliation of Non-GAAP financial measures.

© 2026 AAR CORP. All rights reserved worldwide

7

$12.4 $15.5 Q3 FY25 Q3 FY26 Q3 Sales and Profitability Integrated Solutions See Appendix for reconciliation of Non - GAAP financial measures. Sales (M) Adj. EBITDA (M) & Margin (%) Commercial Government / Defense $16.2 $19.1 Q3 FY25 Q3 FY26 • Trax delivered strong recurring revenue growth and margin growth • Favorable Government Programs mix towards higher margin activities © 2026 AAR CORP. All rights reserved worldwide 8 +3% +18% 9.9% 11.4% +25% 7.6% 9.2% +150bps +160bps $162.9 $167.8 Q3 FY25 Q3 FY26 Adj. Op. Income (M) & Margin (%)

Balance Sheet Highlights See Appendix for calculation of net leverage and reconciliation of Non - GAAP financial measures. Q3 FY26 ending net leverage of 2.17x Q3 FY26 net debt outstanding $817M 3.06 2.72 2.82 2.49 2.17 Q3 FY25 Q4 FY25 Q1 FY26 Q2 FY26 Q3 FY26 Net Leverage Target net leverage 2.0 2.5 © 2026 AAR CORP. All rights reserved worldwide 9 Q3 FY26 Cash from Operations $75M

Q4 and FY2026 Outlook 1 Organic sales growth reflects growth from prior year adjusted organic sales for the relevant period, which excludes Landing G ear sales and impact of acquisitions in FY26. Total adj. sales growth 19% – 21% Organic adj. sales growth 1 6% – 8% Adjusted operating margin 10.2% – 10.5% Q4 FY26 GUIDANCE Organic sales g rowth 1 Approaching 11% FY2026 GUIDANCE ~12% Prior as of Jan 6, 2026 Current as of Mar 24, 2026 © 2026 AAR CORP. All rights reserved worldwide 10 Estimated tax rate 28% Total sales g rowth ~19 % Approaching 17%

AAR Investor Day 2026 © 2026 AAR CORP. All rights reserved worldwide 11 May 12, 2026 – New York, NY Showcasing AAR’s repositioned portfolio , focused strategy , and differentiated culture .

© 2026 AAR CORP. All rights reserved worldwide. 12 Appendix

© 2026 AAR CORP. All rights reserved worldwide 13 This presentation includes financial results for the Company with respect to adjusted sales, adjusted diluted earnings per share, adjusted EBITDA , adjusted operating income, adjusted EBITDA margin, and net leverage which are “non - GAAP financial measures” as defined in Regulation G of the Securities Exchange Act of 1934 , as amended (the “Exchange Act”) . We believe these non - GAAP financial measures are relevant and useful for investors as they illustrate our actual operating performance unaffected by the impact of certain items . When reviewed in conjunction with our GAAP results and the accompanying reconciliations, we believe these non - GAAP financial measures provide additional information that is useful to gain an understanding of the factors and trends affecting our business and provide a means by which to compare our operating performance against that of other companies in the industries we compete . These non - GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP . Adjusted EBITDA is net income (loss) before interest income (expense), other income (expense), income taxes, depreciation and amortization, stock - based compensation, and items of an unusual nature including but not limited to business divestitures and acquisitions, workforce actions, COVID - related subsidies and costs, impairment and exit charges, facility consolidation and repositioning costs, FCPA investigation settlement and related costs, equity investment gains and losses, pension settlement charges, legal judgments, acquisition, integration and amortization expenses from recent acquisition activity, and significant customer events such as early terminations, contract restructurings, forward loss provisions, and bankruptcies . Adjusted operating income is adjusted EBITDA gross of depreciation and amortization and stock - based compensation . Pursuant to the requirements of Regulation G of the Exchange Act, we provide tables that reconcile the above - mentioned non - GAAP financial measures to the most directly comparable GAAP financial measures in the Appendix at the end of this presentation . The Company is not providing a reconciliation of forward - looking adjusted operating margin to the most directly comparable forward - looking GAAP measure because the information is not available without unreasonable effort . This is due to the inherent difficulty of forecasting the timing and amount of certain items, such as, but not limited to, unusual gains and losses, the ultimate outcome of pending litigation, the impact and timing of potential acquisitions and divestitures, and other structural changes or their probable significance . Each of the adjustments has not occurred, are out of the Company’s control and/or cannot be reasonably predicted . For this reason, the Company is unable to address the probable significance of the unavailable information . Non - GAAP Financial Measures

Adjusted diluted earnings per share © 2026 AAR CORP. All rights reserved worldwide 14 Non - GAAP Financial Measures Q3 FY26 Q3 FY25 Diluted earnings (loss) per share $1.71 ($0.25) Acquisition, integration, and amortization expenses 0.39 0.21 Bargain purchase gain (0.90) Gain on sale of headquarters building (0.25) Impairment charge related to product line exit 0.12 Loss on sale of equity investment 0.01 Losses related to sale of business/joint venture 0.01 1.80 FCPA settlement and investigation costs - 0.03 Russian bankruptcy court judgment (reversal) - (0.31) Contract termination benefit - (0.09) Tax effect on adjustments (a) 0.16 (0.40) Adjusted diluted earnings per share $1.25 $0.99 (a) Calculation uses estimated statutory tax rates on non-GAAP adjustments.

Non-GAAP Financial Measures

Adjusted operating income, operating margin, EBITDA, and EBITDA margin

	Q3 FY26						Q3 FY25					
($ in millions)	Parts Supply	Repair & Engineering	Integrated Solutions	Expeditionary Services	Corporate & Other	Consolidated	Parts Supply	Repair & Engineering	Integrated Solutions	Expeditionary Services	Corporate & Other	Consolidated
Sales	$392.5	$265.3	$167.8	$19.5	$0.0	$845.1	$270.7	$215.9	$162.9	$28.7	$0.0	$678.2
Operating income (loss)	50.7	15.1	9.4	2.8	(12.2)	65.8	45.4	19.0	9.6	6.4	(9.3)	71.1
Operting income margin	12.9%	5.7%	5.6%	14.4%	NA	7.8%	16.8%	8.8%	5.9%	22.3%	NA	10.5%
Sales	$392.5	$265.3	$167.8	$19.5	$0.0	$845.1	$270.7	$215.9	$162.9	$28.7	$0.0	$678.2
Contract termination benefit	-	-	-	-	-	-	-	-	-	(4.0)	-	(4.0)
Adjusted sales	$392.5	$265.3	$167.8	$19.5	$0.0	$845.1	$270.7	$215.9	$162.9	$24.7	$0.0	$674.2
Operating income (loss)	50.7	15.1	9.4	2.8	(12.2)	$65.8	45.4	19.0	9.6	6.4	(9.3)	$71.1
Acquisition, integration & amortization expenses	2.9	10.5	1.2	-	0.9	15.5	-	4.9	2.8	-	(0.2)	7.5
Impairment charge related to product line exit	-	-	4.9	-	-	4.9	-	-	-	-	-	-
Russian bankruptcy court judgment (reversal)	-	-	-	-	-	-	(11.1)	-	-	-	-	(11.1)
Contract termination benefit	-	-	-	-	-	-	-	-	-	(3.0)	-	(3.0)
FCPA settlement and Investigation costs	-	-	-	-	-	-	-	-	-	-	1.1	1.1
Adjusted operating income	$53.6	$25.6	$15.5	$2.8	($11.3)	$86.2	$34.3	$23.9	$12.4	$3.4	($8.4)	$65.6
Adjusted operating margin	13.7%	9.6%	9.2%	14.4%	NA	10.2%	12.7%	11.1%	7.6%	13.8%	NA	9.7%
Operating income (loss)	$50.7	$15.1	$9.4	$2.8	($12.2)	$65.8	$45.4	$19.0	$9.6	$6.4	($9.3)	$71.1
Depreciation and amortization	7.0	7.6	4.2	0.4	1.0	20.2	1.9	6.5	4.2	0.4	1.0	14.0
Stock-based compensation	0.7	0.2	0.6	-	2.2	3.7	0.6	0.6	0.5	-	3.9	5.6
Acquisition and integration expenses	0.1	6.4	-	-	1.0	7.5	-	1.8	1.9	-	(0.2)	3.5
Impairment charge related to product line exit	-	-	4.9	-	-	4.9	-	-	-	-	-	-
Russian bankruptcy court judgment (reversal)	-	-	-	-	-	-	(11.1)	-	-	-	-	(11.1)
Contract termination benefit	-	-	-	-	-	-	-	-	-	(3.0)	-	(3.0)
FCPA settlement and Investigation costs	-	-	-	-	-	-	-	-	-	-	1.1	1.1
Adjusted EBITDA	$58.5	$29.3	$19.1	$3.2	($8.0)	$102.1	$36.8	$27.9	$16.2	$3.8	($3.5)	$81.2
Adjusted EBITDA margin	14.9%	11.0%	11.4%	16.4%	NA	12.1%	13.6%	12.9%	9.9%	15.4%	NA	12.0%

AAR

© 2026 AAR CORP. All rights reserved worldwide

15

Non-GAAP Financial Measures

Trailing twelve months Adjusted EBITDA

	FY24	FY25					FY26			Twelve months ended			
($ in millions)	Q4	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3	Q3 FY25	Q1 FY26	Q2 FY26	Q3 FY26
Net income (loss)	$9.1	$18.0	($30.6)	($8.9)	$34.0	$12.5	$34.4	$34.6	$68.0	($12.4)	$28.9	$94.1	$171.0
Income tax expense (benefit)	4.5	6.9	8.1	(2.2)	13.6	26.4	12.6	13.5	25.1	17.3	32.1	37.5	64.8
Other expense (income), net	0.1	0.1	0.2	0.1	(0.1)	0.3	0.1	0.2	0.7	0.5	0.3	0.3	0.9
Interest expense, net	18.7	18.3	18.8	18.1	18.4	73.6	18.5	18.6	17.1	73.9	73.8	73.6	72.6
Depreciation and amortization	15.3	13.5	14.0	14.0	13.7	55.2	13.8	17.1	20.2	56.8	55.5	58.6	64.8
Acquisition and integration expenses	14.6	5.0	3.2	3.5	(0.9)	10.8	2.4	8.1	7.5	26.3	8.2	13.1	17.1
Bargain purchase gain	-	-	-	-	-	-	-	-	(35.7)	-	-	-	(35.7)
Gain on sale of headquarters building	-	-	-	-	-	-	-	-	(9.8)	-	-	-	(9.8)
Impairment charge related to product line exit	-	-	-	-	-	-	-	-	4.9				4.9
Loss (Gain) related to sale of business/joint venture, net	0.2	(1.3)	0.5	64.0	7.1	70.3	(0.7)	0.1	0.4	63.4	70.9	70.5	6.9
Severance charges	0.5	-	-	-	-	-	1.0	-	-	0.5	1.0	1.0	1.0
Government COVID-related subsidy liability (reversal)	-	-	-	-	0.8	0.8	(0.7)	-	-	-	0.1	0.1	0.1
Russian bankruptcy court judgment (reversal)		-	-	(11.1)	-	(11.1)	-	-	-	(11.1)	(11.1)	(11.1)	-
Contract termination cost (benefit)	4.8	3.2	-	(3.0)	-	0.2	-	-	-	5.0	(3.0)	(3.0)	-
FCPA settlement, investigation and remediation costs	4.8	5.0	59.2	1.1	-	65.3	-	-	-	70.1	60.3	1.1	-
Stock-based compensation	3.8	5.0	5.0	5.6	4.3	19.9	5.3	4.3	3.7	19.4	20.2	19.5	17.6
Adjusted EBITDA	$76.4	$73.7	$78.4	$81.2	$90.9	$324.2	$86.7	$96.5	$102.1	$309.7	$337.2	$355.3	$376.2

AAR

© 2026 AAR CORP. All rights reserved worldwide

16

Net Leverage © 2024 AAR CORP. All rights reserved worldwide. 17 © 2026 AAR CORP. All rights reserved worldwide ($ in millions) Q3 Q4 Q1 Q2 Q3 Total debt $1,032.0 $977.0 $1,030.0 $960.0 $895.0 Less: cash and cash equivalents (84.4) (96.5) (80.0) (75.6) (78.5) Net debt $947.6 $880.5 $950.0 $884.4 $816.5 Adjusted EBITDA for the twelve months ended $309.7 $324.2 $337.2 $355.3 $376.2 Net debt to Adjusted EBITDA 3.06x 2.72x 2.82x 2.49x 2.17x FY25 FY26